UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2018

UNION BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-20293	54-1598552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1051 East Cary Street, Suite 1200 Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 633-5031
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on January 1, 2018, Union Bankshares Corporation (“Union”), a Virginia corporation and the parent holding company of Union Bank & Trust, completed its acquisition of Xenith Bankshares, Inc. (“Xenith”), a Virginia corporation, pursuant to an Agreement and Plan of Reorganization, dated as of May 19, 2017, between Union and Xenith, and a related Plan of Merger (the “Xenith Acquisition”). Union has included with this filing certain historical audited financial information with respect to Xenith.

Also as previously reported, on October 4, 2018, Union and Access National Corporation (“Access”), a Virginia corporation and the parent holding company of Access National Bank, entered into an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which, subject to the terms and conditions of the Agreement, among other things, (i) Access will merge with and into Union (the “Merger”), with Union continuing as the continuing corporation in the Merger and (ii) following the Merger, Access National Bank will merge with and into Union Bank & Trust, with Union Bank & Trust continuing as the continuing bank. The transaction is subject to customary closing conditions, including, among others, receipt of required regulatory approvals and shareholder approvals by Union and Access. In addition, as previously reported, on April 1, 2017, Access completed its acquisition of Middleburg Financial Corporation (“Middleburg”), a Virginia corporation, pursuant to an Agreement and Plan of Reorganization, dated as of October 21, 2016, between Access and Middleburg, and a related Plan of Merger (the “Middleburg Acquisition”). Union has included with this filing certain historical audited financial information, with respect to Access and Middleburg, certain historical unaudited financial information, with respect to Access, and certain additional unaudited pro forma financial information giving effect to the Merger and the Xenith Acquisition as though they had been completed on the dates set forth in such information.

Union is filing this Current Report in order to provide the aforementioned historical audited and unaudited financial information with respect to Xenith, Access and Middleburg, as applicable, and certain additional unaudited pro forma financial information giving effect to the Merger and the Xenith Acquisition as though they had been completed on the dates set forth in such information.

Important Additional Information will be Filed with the SEC

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition by Union of Access. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the proposed acquisition, Union will file with the U.S. Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of Union and Access and a prospectus of Union (the “Joint Proxy/Prospectus”), and each of Union and Access may file with the SEC other relevant documents concerning the proposed transaction. A definitive Joint Proxy/Prospectus will be sent to the shareholders of Union and Access. Investors and shareholders of Union and Access are urged to read carefully and in their entirety the Registration Statement and Joint Proxy/Prospectus when they become available and any other relevant documents filed with the SEC by Union and Access, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction.

Investors and shareholders may obtain free copies of the Registration Statement and the Joint Proxy/Prospectus (when available) and other documents filed with the SEC by Union and Access through the website maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the Joint Proxy/Prospectus and other documents filed with the SEC also may be obtained by directing a request by telephone or mail to Union Bankshares Corporation, 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219, Attention: Investor Relations (telephone: (804) 633-5031), or Access National Corporation, 1800 Robert Fulton Drive, Suite 300, Reston, VA 20191, Attention: Sheila Linton (telephone: (703) 871-2100), or by accessing Union’s website at www.bankatunion.com under “Investor Relations” or Access’s website at www.accessnationalbank.com under “Investor Relations.” The information on Union’s and Access’s websites is not, and shall not be deemed to be, a part of this Form 8-K or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Union, Access and their respective directors and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Union or Access in connection with the proposed transaction. Information about the directors and executive officers of Union and their ownership of Union common stock is set forth in the proxy statement for Union’s 2018 annual meeting of shareholders, which was filed with the SEC on March 21, 2018. Information about the directors and executive officers of Access and their ownership of Access common stock is set forth in the proxy statement for Access’s 2018 annual meeting of shareholders, which was filed with the SEC on April 12, 2018. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy/Prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described above.

Forward-Looking Statements

Certain statements in this Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results that are not statements of historical fact. Such statements also include statements as to the anticipated impact of the Union acquisition of Access, including future financial and operating results, ability to successfully integrate the combined businesses, the amount of cost savings, overall operational efficiencies and enhanced revenues as well as other statements regarding the acquisition. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of Union or Access or their management about future events. Although each of Union and Access believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of Union or Access will not differ materially from any projected future results, performance, or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, including but not limited to, the businesses of Union and Access may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, expected revenue synergies and cost savings from the proposed acquisition may not be fully realized or realized within the expected time frame, revenues following the proposed acquisition may be lower than expected, customer and employee relationships and business operations may be disrupted by the proposed acquisition, the diversion of management time on acquisition-related issues, changes in Union’s share price before closing, risks relating to the potential dilutive effect of shares of Union common stock to be issued in the proposed transaction, the ability to obtain regulatory, shareholder or other approvals or other conditions to closing on a timely basis or at all, the ability to close the proposed acquisition on the expected timeframe, or at all, and that closing may be more difficult, time-consuming or costly than expected, the reaction to the proposed acquisition of the companies’ customers, employees and counterparties, and other risk factors, many of which are beyond the control of Union and Access. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Union’s Annual Report on Form 10-K for the year ended December 31, 2017 and Access’s Annual Report on Form 10-K for the year ended December 31, 2017 and comparable “Risk Factors” sections of Union’s and Access’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this Form 8-K are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Union, Access or their respective businesses or operations. Readers are cautioned not to rely too heavily on the forward-looking statements contained in this Form 8-K. Forward-looking statements speak only as of the date they are made and neither Union nor Access undertakes any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

(i)	The audited consolidated balance sheets of Xenith as of December 31, 2017 and 2016, and the related audited consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for each of the two years in the period ended December 31, 2017, and the related notes and report of the independent auditor thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein.

(ii)	The audited consolidated balance sheets of Access as of December 31, 2017 and 2016, and the related audited consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2017, and the related notes and report of the independent auditor thereto, are attached hereto as Exhibit 99.2 and incorporated by reference herein.

(iii)	The unaudited consolidated balance sheets of Access as of September 30, 2018 and December 31, 2017, and the related unaudited consolidated statements of operations and comprehensive income for the three and nine months ended September 30, 2018 and 2017 and consolidated statements of changes in shareholders’ equity and cash flows for the nine months ended September 30, 2018 and 2017, and the related notes thereto, are attached hereto as Exhibit 99.3 and incorporated by reference herein.

(iv)	The audited consolidated balance sheets of Middleburg as of December 31, 2016 and 2015, and the related audited consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2016, and the related notes and reports of independent auditors thereto, are attached hereto as Exhibit 99.4 and incorporated by reference herein.

(b) Pro forma financial information.

(i)	The unaudited pro forma combined condensed balance sheet of Union as of September 30, 2018, and the unaudited pro forma combined condensed statements of income for the nine months ended September 30, 2018 and for the year ended December 31, 2017, and the related notes thereto, are attached hereto as Exhibit 99.5 and incorporated by reference herein.

(c) Shell Company Transactions.

(i)    Not applicable.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG, with respect to the audited financial statements of Xenith Bankshares, Inc.
23.2	Consent of BDO USA, LLP, with respect to the audited financial statements of Access National Corporation.
23.3	Consent of Yount, Hyde & Barbour, P.C., with respect to the audited financial statements of Middleburg Financial Corporation.
99.1	Audited Consolidated Financial Statements of Xenith Bankshares, Inc. as of and for the years ended December 31, 2017 and 2016.
99.2	Audited Consolidated Financial Statements of Access National Corporation as of and for the years ended December 31, 2017, 2016 and 2015.
99.3	Unaudited Consolidated Financial Statements of Access National Corporation as of September 30, 2018 and December 31, 2017 and for the periods ended September 30, 2018 and 2017.
99.4	Audited Consolidated Financial Statements of Middleburg Financial Corporation, as of and for the years ended December 31, 2016, 2015 and 2014.
99.5	Unaudited Pro Forma Combined Condensed Financial Statements of Union Bankshares Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNION BANKSHARES CORPORATION

Date: November 16, 2018	By:	/s/ Robert M. Gorman
	Name:	Robert M. Gorman
	Title:	Executive Vice President and
Chief Financial Officer